Exhibit 99.1

Emcore Corporation Confirms Receipt of Unsolicited, Non-Binding Proposal from Mobix Labs, Inc.

BUDD LAKE, NJ, October 1, 2024 – EMCORE Corporation (Nasdaq: EMKR) (“Emcore” or the “Company), the world’s largest independent provider of inertial navigation solutions to the aerospace and defense industry, today confirmed that it has received an unsolicited, non-binding proposal from Mobix Labs, Inc. (“Mobix”) to acquire all of the Company’s outstanding shares for $3.80 per share in cash.

The Company’s Board of Directors continues to evaluate a range of strategic and financial options to enhance shareholder value. The Company’s Board of Directors and management team are committed to acting in the best interests of all shareholders. Consistent with its fiduciary duties and in consultation with the Company’s financial and legal advisors, the Company’s Board of Directors will carefully review Mobix’s proposal to determine the course of action that it believes is in the best interest of the Company and its shareholders. The Company does not intend to make further comments regarding potential transactions or provide any public updates regarding proposed or potential transactions, unless required by applicable law or a regulatory body. There can be no assurance that any transaction will be completed at this price or at any other price with such third party or any other third party.

About EMCORE

EMCORE Corporation is a leading provider of inertial navigation products for the aerospace and defense markets. We leverage industry-leading Photonic Integrated Chip (PIC), Quartz MEMS, and Lithium Niobate chip-level technology to deliver state-of-the-art component and system-level products across our end-market applications. EMCORE has vertically-integrated manufacturing capability at its facilities in Budd Lake, NJ, Concord, CA, and Tinley Park, IL. Our manufacturing facilities all maintain ISO 9001 quality management certification, and we are AS9100 aerospace quality certified at our facilities in Budd Lake and Concord. For further information about EMCORE, please visit https://www.emcore.com.

Forward-Looking Statements

The information provided herein may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are based on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Such forward-looking statements include, in particular, statements about a potential transaction with Mobix or other parties.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters such as the development of new products, future growth, enhancements or technologies, sales levels, expense levels, and other statements regarding matters that are not historical are forward-looking statements. We caution that these forward-looking statements relate to future events or our future financial performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: (a) risks related to our ability to reach an agreement with Mobix or any other third party for the sale of the company due to a variety of factors, some of which are not within our control; (b) even if we reach an agreement for the sale of the company with Mobix or any other third party, risks that any transaction will be subject to closing conditions, which may not be satisfied and the closing of such transaction may not occur; (c) risks related to our business as a result of the time necessary to review and explore the offer from Mobix and potentially other offers, including the potential loss of customers, the loss of revenue and other negative impacts from the time management must devote to these discussions; (d) risks related to the loss of personnel; (e) general acquisition-related risks, including that the costs and cash expenditures associated with exploring and executing a potential transaction; and (f) other risks and uncertainties discussed under Item 1A - Risk Factors in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as updated by our subsequent periodic reports.

Forward-looking statements are based on certain assumptions and analysis made in light of our experience and perception of historical trends, current conditions, and expected future developments as well as other factors that we believe are appropriate under the circumstances. While these statements represent our judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results. All forward-looking statements in this press release are made as of the date hereof, based on information available to us as of the date hereof, and subsequent facts or circumstances may contradict, obviate, undermine, or otherwise fail to support or substantiate such statements. We caution you not to rely on these statements without also considering the risks and uncertainties associated with these statements and our business that are addressed in our filings with the Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Certain information included in this press release may supersede or supplement forward-looking statements in our other Exchange Act reports filed with the SEC. We do not intend to update any forward-looking statement to conform such statements to actual results or to changes in our expectations, except as required by applicable law or regulation.